UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2018

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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ENGLAND AND WALES	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Interface House, Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon SN4 8SY
United Kingdom

(Address of Principal executive offices, including Zip Code)
+1 (508) 236 3800
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On October 30, 2018, Sensata Technologies Holding plc (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2018. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The Company will conduct a conference call on October 30, 2018 at 8:00 AM eastern time to discuss its third quarter financial results and its outlook for the fourth quarter and full year 2018. Investors can listen to the earnings call by dialing 1-844-784-1726 or 1-412-380-7411 and referencing the "Sensata third quarter 2018 earnings call." A live webcast and a replay of the conference call will also be available on the investor relations page of Sensata’s website at http://investors.sensata.com. Additional information relating to the Company's financial results will be contained in a presentation that will be referenced during the webcast, and that is being made available on the investor relations page of the Company’s website. A replay of the call will be available until November 6, 2018. To access the replay dial 1-877-344-7529 or 1-412-317-0088 and enter confirmation code: 10125220.
The information contained in, or incorporated into, this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	October 30, 2018 press release entitled "Sensata Technologies Reports Third Quarter 2018 Financial Results" (furnished pursuant to Item 2.02).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Paul Vasington
Date: October 30, 2018	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	October 30, 2018 press release entitled "Sensata Technologies Reports Third Quarter 2018 Financial Results" (furnished pursuant to Item 2.02).

4